                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D. C. 20549

                                                               FORM 8-K

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                         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            Date of Report
                                                            August 16, 2002

                                                      Commission File No. 0-19131

                                                            MedImmune, Inc.
                                             (Exact name of registrant as specified in its charter)

                  Delaware                                          52-1555759
         (State or other jurisdiction of                      (I. R. S. Employer
         incorporation or organization)                       Identification No.)

                                           35 West Watkins Mill Road, Gaithersburg, MD 20878
                                          (Address of principal executive offices) (Zip Code)

                                   Registrant's telephone number, including area code (301) 417-0770

ITEM 9.     Regulation FD Disclosure

     The registrant hereby incorporates by reference the press release dated
August 15, 2002 attached hereto as Exhibit 99.1 ("MedImmune Licenses Rights to Newly Discovered Human Metapneumovirus").

ITEM 7. Financial Statements, ProForma Information and Exhibits

(c) Exhibits.

Exhibit
Number      Description
------      -----------

 99.1       Press Release - MedImmune Licenses Rights to Newly Discovered Human Metapneumovirus

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MEDIMMUNE, INC.
                                            (Registrant)

                                            /s/: Gregory S. Patrick
Date: August 16, 2002                       Gregory S. Patrick
                                            Senior Vice President and Chief Financial Officer